SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934
                       (Amendment No.   )

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as  permitted by  Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                      DILLARD'S, INC.
        (Name of Registrant as Specified In Its Charter)
                      DILLARD'S, INC.
        (Name of Person(s) Filing Proxy Statement,if other than Registrant)

Payment of Filing Fee (Check the appropriate box):


[X]  No fee required.
[ ]  Fee  computed  on table below per Exchange  Act  Rules  14a-
     6(i)(1) and 0-11.

          1) Title or each class of securities to which transaction applies:


          2)     Aggregate   number   of  securities   to   which
                 transaction applies:


          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


          4)   Proposed maximum aggregate value of transaction:


          5)   Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:


          2)   Form, Schedule or Registration Statement No.:


          3)   Filing Party:


          4)   Date Filed:


_______________________________
     1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                        DILLARD'S, INC.
                        PROXY STATEMENT





                        DILLARD'S, INC.
                      POST OFFICE BOX 486
                  LITTLE ROCK, ARKANSAS 72203

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                    TO BE HELD MAY 16, 1998

                        PROXY STATEMENT




DILLARD'S, INC.
POST OFFICE BOX 486
LITTLE ROCK, ARKANSAS 72203



TO THE HOLDERS OF CLASS A AND              Little Rock, Arkansas
CLASS B COMMON STOCK:                             April 10, 1998

      Notice is hereby given that the annual meeting of Stockholders of Dillard's, Inc., will be held at the auditorium of Dillard's Corporate Office, 1600 Cantrell Road, Little Rock, Arkansas on Saturday, May 16, 1998, at 9:30 a.m. for the following purposes:

     1. To elect 15 Directors of the Company (five Directors to represent Class A Stockholders and 10 Directors to represent
Class B Stockholders).

      2. To consider and act upon a proposal to adopt a stock option plan for certain key employees of the Company.

       3.    To  consider  and  act  upon  proposals  by  certain
Stockholders.

      4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on March 31, 1998, will be entitled to notice of, and to vote at, the meeting.
    Your participation in the meeting is earnestly solicited. If you do not expect to be present in person at the meeting, please sign, date, and fill in the enclosed Proxy and return it by mail in the enclosed envelope to which no postage need be affixed if mailed in the United States of America.


                         By  Order of the Board of Directors


                         JAMES  I. FREEMAN
                         Senior Vice President, Chief Financial
                         Officer, Assistant Secretary

                        DILLARD'S, INC.
                      POST OFFICE BOX 486
                  LITTLE ROCK, ARKANSAS 72203
                    Telephone (501) 376-5200


                         April 10, 1998


                        PROXY STATEMENT


     The enclosed Proxy is solicited by and on behalf of the management of Dillard's, Inc. (the "Company"), a Delaware corporation, for use at the annual meeting of stockholders to be held on Saturday, May 16, 1998, at 9:30 a.m. at the auditorium of Dillard's Corporate Office, 1600 Cantrell Road, Little Rock, Arkansas, or at any adjournment or adjournments thereof.

    Any stockholder giving a Proxy has the power to revoke it, at any time before it is voted, by written revocation delivered to the Secretary of the Company. Proxies solicited herein will be voted in accordance with any directions contained therein, unless the Proxy is received in such form or at such time as to render it ineligible to vote, or unless properly revoked. If no choice is specified, the shares will be voted in accordance with the recommendations of the Board of Directors as described herein.

     If matters of business other than those described in the Proxy properly come before the meeting, the persons named in the Proxy will vote in accordance with their best judgment on such matters. The Proxies solicited herein shall not confer any authority to vote at any meeting of stockholders other than the meeting to be held on May 16, 1998, or any adjournment or adjournments thereof.

     The cost of soliciting Proxies will be borne by the Company. The Company will reimburse brokers, custodians, nominees and other fiduciaries for their charges and expenses in forwarding proxy material to beneficial owners of shares. In addition to solicitation by mail, certain officers and employees of the Company may solicit Proxies by telephone, telegraph and personally. These persons will receive no compensation other than their regular salaries. The Company has retained D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. The fees of such firm are not expected to exceed $6,500.

               OUTSTANDING STOCK; VOTING RIGHTS;
                   VOTE REQUIRED FOR APPROVAL

     The stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on March 31, 1998, will be entitled to notice of, and to vote at, the meeting. At that date, there were 103,630,436 shares of Class A Common Stock outstanding and 4,016,929 shares of Class B Common Stock outstanding.

     Each holder of Class A Common Stock and each holder of Class B Common Stock shall be entitled to one vote on the matters presented at the meeting for each share standing in his name except that the holders of Class A Common Stock are empowered as a class to elect one-third of the Directors and the holders of Class B Common Stock are empowered as a class to elect two-thirds of the Directors. Nominees for director of each class, to be elected, must receive a plurality of the votes cast within that class. Cumulative voting for Directors is not permitted. Approval of the proposal to adopt a stock option plan for certain key employees and the Stockholder proposals require the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting and entitled to vote. Under Delaware General Corporate Law, if shares are held by a broker that has indicated that it does not have discretionary authority to vote on a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to that matter, but such shares will be counted with respect to determining whether a quorum is present. Abstentions will not be counted as votes cast for election of directors and with respect to the proposal to adopt a stock option plan and the Stockholder proposals, abstentions will have the effect of a vote against such proposals. Under New York Stock Exchange Rules, the stock option plan must be approved by a majority of the votes cast at the meeting on the proposal, provided the aggregate number of votes cast on the proposal represents a majority of the Company's outstanding shares. Abstentions count as votes cast, but have the effect of a vote against the stock option plan, while broker non-votes do not count toward the aggregate number of votes cast.

     The last date for the acceptance of Proxies by management is the close of business on May 15, 1998, and no Proxy received after that date will be voted by management at the meeting.

             PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth certain information regarding persons who beneficially owned five percent (5%) or more of a class of the Company's outstanding voting securities at the close of business on January 31, 1998.

                                           No. of       Percent
Name and Address             Class     Shares Owned   of Class(1)

Amvescap PLC               Class A      5,668,260(2)    5.4%
11 Devonshire Square
London EC2M 4YR England

Ark Asset Management       Class A      5,400,560(2)    5.1%
    Co., Inc.
One New York Plaza
New York, New York 10004

Dodge & Cox                Class A      5,548,711(2)    5.3%
One Sansome St., 35th Floor
San Francisco, CA  94014

The Prudential Insurance   Class A      7,004,765(2)    6.7%
    Company of America
751 Broad Street
Newark, New Jersey 07102

W.D. Company, Inc.(3)      Class A         41,496        *
Little Rock, Arkansas      Class B      3,985,776       99.2%

*Denotes less than 0.1%

(1) At January 31, 1998 there were a total of 105,207,134 shares of the Company's Class A Common Stock and 4,016,929 shares of the Company's Class B Common Stock outstanding.

(2) Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission.

(3) William Dillard, Chairman of the Board of Directors of the Company, William Dillard II, President, Alex Dillard, Executive Vice President, and Mike Dillard, Executive Vice President, are officers and directors of W.D. Company, Inc. and own 21.3%, 25.1%, 23.3% and 22.0%, respectively, of the outstanding voting stock of W.D. Company, Inc.


                     ELECTION OF DIRECTORS

     Five Directors representing Class A Stockholders and 10 Directors representing Class B Stockholders are to be elected by the Class A Stockholders and the Class B Stockholders, respectively, at the annual meeting for a term of one year and until the election and qualification of their successors. The Proxies solicited hereby will be voted "FOR" the election as Directors of the 15 persons hereinafter identified under "Nominees for Election as Directors" if not specified otherwise. Management does not know of any nominee who will be unable to serve, but should any nominee be unable or decline to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute or substitutes. Management has no reason to believe that any substitute nominee will be required.

      In anticipation of last year's annual meeting, the Company received a stockholder proposal asking the Company's Board of Directors to pass a resolution requiring that all Class A directors be independent of the Company. The company included the proposal for consideration at last year's annual meeting and the proposal did not pass. A similar stockholder proposal was received for the 1998 meeting of stockholders. The Company has always been receptive to engaging in dialogue with stockholders raising issues regarding corporate governance. After productive discussions between the Company and several stockholders concerned about the accountability of non-"independent" directors, the Board of Directors voluntarily passed a resolution providing for the "independence" of Class A directors.

      The resolution amends the Company's by-laws to provide that nominations to represent Class A stockholders shall be of independent persons only. For these purposes, independent shall mean a person who: has not been employed by the Company or an affiliate in any executive capacity within the last five years; was not, and is not a member of a corporation or firm that is one of the Company's paid advisers or consultants; is not employed by a significant customer, supplier or provider of professional services; has no personal services contract with the Company; is not employed by a foundation or university that receives significant grants or endowments from the Company; is not a relative of the management of the Company; is not a shareholder who has signed shareholder agreements legally binding him to vote with management; and is not the chairman of a company on which Dillard's, Inc. Chairman or Chief Executive Officer is also a board member. This resolution will be effective after the Company's 1998 annual meeting of stockholders.

     All of the nominees to represent Class A Stockholders listed below qualify as independent persons as defined in the above resolution. Although there is no requirement that nominees to represent Class B Stockholders be independent, over half of all the nominees listed below qualify as independent persons under the above described resolution.

     THE  BOARD  RECOMMENDS  THAT  STOCKHOLDERS  VOTE  "FOR"  THE
ELECTION AS DIRECTORS OF THE 15 PERSONS HEREINAFTER IDENTIFIED.


               NOMINEES FOR ELECTION AS DIRECTORS

      The following table briefly indicates the principal occupation of each nominee, the approximate number of shares of Class A and Class B Common Stock of the Company beneficially owned by each nominee as of January 31, 1998, and the year each nominee first was elected as a Director. The table also indicates the approximate number of shares of Class A and Class B Common Stock of the Company beneficially owned by the executive officers named under "Compensation of Directors and Executive Officers" and the number of shares beneficially owned by the directors and executive officers, as a group, as of January 31, 1998.

                                              Shares of
                                             Common Stock
                                             Beneficially    Percent
                      Principal   Director   Owned as of       of
Name             Age  Occupation   Since       1/31/98(1)     Class

William Dillard  83   Chairman of   1964  Class A   943,110  (3)   .9%
(b)(2)                the Board and       Class B 3,985,776  (3) 99.2%
                      Chief Executive
                      Officer of the
                      Company

Calvin N. Clyde, 77   Chairman of   1985  Class A     9,087  (4)   *
  Jr.                 the Board,          Class B      None
(b)                   T. B. Butler
                      Publishing
                      Co., Inc.,
                      Tyler, TX

Robert C. Connor 56   Investments   1987  Class A    16,033  (5)    *
(a)                                       Class B      None


Drue Corbusier   51   Vice Presi-   1994  Class A   290,863  (6)   .3%
(b)                   dent of the         Class B      None
                      Company

Will D. Davis    68   Partner,      1972  Class A    14,040  (7)    *
(a)                   Heath, Davis        Class B      None
                      & McCalla,
                      Attorneys,
                      Austin, TX

Alex Dillard     48   Executive     1975  Class A   984,670  (3)   .9%
(b)(2)                Vice President      Class B 3,985,776  (3) 99.2%
                      of the Company

Mike Dillard     46   Executive     1976  Class A   885,206  (3)   .8%
(b)(2)                Vice President      Class B 3,985,776  (3) 99.2%
                      of the Company

William Dillard  53   President and 1967  Class A 1,133,018  (3)  1.1%
  II                  Chief Operating     Class B 3,985,776  (3) 99.2%
(b)(2)                Officer of the
                      Company

James I. Freeman 48  Senior Vice    1991 Class A    293,454  (8)   .3%
(b)                  President and       Class B       None
                     Chief Financial
                     Officer of the
                     Company

John Paul        75   Retired Member 1992 Class A     3,000  (9)    *
Hammerschmidt         of Congress         Class B      None
(a)

William B.       54   Vice Chairman, 1985 Class A     9,000 (10)    *
Harrison, Jr.         Chase Manhattan     Class B      None
(a)                   Corporation,
                      New York, NY

John H. Johnson  80   President     1986  Class A     6,000 (11)    *
(b)                   and Publisher,      Class B      None
                      Johnson
                      Publishing
                      Company, Inc.,
                      Chicago, IL

E. Ray Kemp      73   Former Vice   1970  Class A   80,387  (12)  .1%
(b)                   Chairman of the     Class B      None
                      Board and Chief
                      Administrative
                      Officer of the
                      Company. Retired 1992.

Jackson T.       74   Chairman,     1997  Class A    18,000 (13)    *
Stephens              Stephens            Class B      None
(a)                   Group, Inc.
                      Little Rock, AR

William H.       67   Managing      1994  Class A     4,000        *
Sutton                Partner,            Class B      None
(b)                   Friday, Eldredge
                      & Clark, Attorneys
                      Little Rock, AR

All Nominees and                          Class A 5,413,712(14)(15) 5.0%
Executive  Officers                       Class B 3,985,776(14)    99.2%
as a Group (a total
of 23 persons)

(a)  Class A Director
(b)   Class B Director
*Denotes less than 0.1%

(1)    Based   on   information  furnished  by   the   respective
       individuals.

(2) William Dillard is a director and officer of W. D. Company, Inc. and owns 21.3% of the outstanding voting stock of such company. William Dillard II, Alex Dillard and Mike Dillard are sons of William Dillard and are directors  and  officers of W. D. Company,  Inc.  and  own
       25.1%, 23.3% and 22.0%, respectively, of the outstanding voting stock of such company.

(3) Includes 41,496 shares of Class A Common Stock and 3,985,776 of Class B Common Stock owned by W. D. Company, Inc., in which shares William Dillard, William Dillard II, Alex Dillard and Mike Dillard are each deemed to have a beneficial interest due to their respective relationships with W. D. Company, Inc. See "Principal Holders of Voting Securities." William Dillard and his wife individually own 329,357 and 2,772 shares, respectively, of Class A Common Stock; he has sole voting power with respect to 19,485 shares held in trust for three minor children and has the right to acquire beneficial ownership of 550,000 shares pursuant to currently exercisable options granted under Company stock option plans. William Dillard II individually owns 570,202 shares of Class A Common Stock and has the right to acquire beneficial ownership of 521,320 shares pursuant to currently exercisable options granted under Company stock option plans. Alex Dillard and his wife individually own 375,920 and 36,011 shares, respectively, of Class A Common Stock, and he has the right to acquire beneficial ownership of 521,243 shares pursuant to currently exercisable options granted under Company stock option plans. Mike Dillard individually owns 273,458 shares of Class A Common Stock, has sole voting power with respect to 25,960 shares held in trust for three minor children and has the right to acquire beneficial ownership of 544,292 shares pursuant to currently exercisable options granted under Company stock option plans.

(4) Calvin N. Clyde owns 6,087 shares of Class A Common Stock and has the right to acquire beneficial ownership of 3,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(5) Includes nine shares owned by his wife and 24 shares owned by his child. Robert C. Connor owns 13,000 shares of Class A Common Stock and has the right to acquire beneficial ownership of 3,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(6) Drue Corbusier owns 130,863 shares of Class A Common Stock and has the right to acquire beneficial ownership of 160,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(7) Will D. Davis owns 11,040 shares of Class A Common Stock and has the right to acquire beneficial ownership of 3,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(8) James I. Freeman individually owns 85,087 shares, has sole voting power with respect to 4,000 shares held in trust for a minor child and has the right to acquire beneficial ownership of 204,367 shares pursuant to currently exercisable options granted under Company stock option plans.

(9) John Paul Hammerschmidt has the right to acquire beneficial ownership of 3,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(10) William B. Harrison, Jr. and his wife individually own 2,700 and 3,300 shares, respectively, of Class A Common Stock, and he has the right to acquire beneficial ownership of 3,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(11) Johnson Publishing Company, Inc., of which John H. Johnson is President and Publisher, owns 3,000 shares of Class A Common Stock, and he has the right to acquire beneficial ownership of 3,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(12) E. Ray Kemp and his wife individually own 27,693 and 37,119 shares, respectively, of Class A Common Stock, he has sole voting power with respect to 12,575 shares held in trust for two minor children, and he has the right to acquire beneficial ownership of 3,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(13) Jackson T. Stephens owns 15,000 shares of Class A Common Stock and has the right to acquire beneficial ownership of 3,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(14) The shares in which William Dillard, William Dillard II, Alex Dillard and Mike Dillard are deemed to have a beneficial interest due to their respective relationships with W. D. Company, Inc. have been included in this computation only once and were not aggregated for such purpose.

(15) Includes the right to acquire beneficial ownership of 3,113,483 shares pursuant to currently exercisable options granted under Company stock option plans.

      The following nominees for director also hold directorships in the designated companies:

     Name                  Director of

William Dillard II         Acxiom Corporation, Barnes &
                           Noble,   Inc.,  and  Simon   Debartolo
                           Group, Inc.

John Paul Hammerschmidt    American Freightways Corporation,
                           First  Federal  Bank of  Arkanas,  and
                           Southwestern Energy Co.

William B. Harrison, Jr.   Chase Manhattan Corporation, Freeport-
                           McMoran   Inc.,  and  Freeport-McMoran
                           Copper and Gold, Inc.


      The business associations of the nominees as shown in the table under "Nominees for Election as Directors" have been continued for more than five years, with the exception of Robert
C. Connor, who prior to 1993 was President of a national banking association located in Arkansas, which, through a series of transactions, is now controlled by NationsBank. Each nominee for Director was elected to the Board of Directors at the annual meeting of stockholders held May 17, 1997.

   The  Board  of  Directors met four times during  the  last  12 months, on May 17, August 16, and November 15, 1997, and March 7,
1998.

   Audit  Committee members are Calvin N. Clyde,  Jr.,  Chairman;
John  H. Johnson; E. Ray Kemp; and William H. Sutton.  The  Audit
Committee held three meetings during the year.

   The Executive Compensation and Stock Option Committee members are Robert C. Connor; Will D. Davis, Chairman; John Paul
Hammerschmidt; and William B. Harrison. The Executive Compensation and Stock Option Committee held three meetings during the year.

     All of the nominees for director attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the board on which they served.

        COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Cash and Other Compensation

     The following table sets forth, for the fiscal years indicated, the cash and other compensation provided by the Company and its subsidiaries to the Chief Executive Officer and each of the four most highly compensated executive officers (the "named executive officers") of the Company in all capacities in which they served.

                                    Summary Compensation Table

                                           Long Term Compensation
                         Annual Compensation                        Awards              Payouts
    (a)            (b)     (c)      (d)          (e)           (f)          (g)            (h)       (i)
                                             Other Annual                Securities                All Other
Name and                                         Stock      Resticted    Underlying       LTIP    Compensa-
Principal Position Year  Salary($) Bonus($)  Compensation($) Award(s)($) Options/SAR(#) Payouts($)  tion($)(1)

William Dillard    1997  $930,000  $930,000        --            --        150,000         --     $174,000
Chairman
  of the Board     1996   910,000   680,000        --            --        150,000         --      170,166
  and Chief
  Executive
  Officer          1995   885,000   660,000        --            --        150,000         --      190,245


William Dillard II 1997   630,000 1,150,000        --            --        150,000         --      165,200
President and      1996   610,000   900,000        --            --        150,000         --      122,630
Chief Operating    1995   585,000   660,000        --            --        150,000         --      188,520


Alex Dillard       1997   540,000 1,150,000        --            --        150,000         --      152,440
Executive          1996   520,000   900,000        --            --        150,000         --      110,420
Vice President     1995   495,000   660,000        --            --        150,000         --      176,970


Mike Dillard       1997   480,000   600,000        --            --        150,000         --      110,750
Executive          1996   465,000   550,000        --            --        150,000         --       83,800
Vice President     1995   445,000   440,000        --            --        150,000         --      134,950


James I. Freeman   1997   425,000   400,000        --            --         70,000         --       71,700
Senior Vice        1996   410,000   250,000        --            --         60,000         --       45,500
President          1995   395,000   135,000        --            --         60,000         --       65,650
and Chief
Financial Officer


(1) Amounts represent the Company's defined contributions for the benefit of the named executive officers pursuant to its Retirement
Plan.


Stock Option Grants

   The following table sets forth information concerning stock options granted under the Company's 1990 Stock Option Plan to the named executive officers:

                            Option/SAR Grants in Last Fiscal Year


                                                                        Potential Realizable
                                                                          Value at Assumed
                                                                           Annual Rates of
                                                                        Stock Price Appreciation
                                                                            for Option Term
                      Individual Grants
      (a)           (b)                 (c)          (d)         (e)         (f)        (g)
                                     % of Total
                 Number of          Options/SARs
              Securities Underlying  Granted to  Exercise or
                 Options/           Employees in  Base Price  Expiration
   Name       SARs Granted(#)(1)     Fiscal Year    ($/Sh)      Date         5%($)      10%($)
William Dillard     150,000              7.8%        $32.25     5/17/2004  $1,969,500  $4,589,550
William Dillard II  150,000              7.8          32.25     5/17/2004   1,969,500   4,589,550
Alex Dillard        150,000              7.8          32.25     5/17/2004   1,969,500   4,589,550
Mike Dillard        150,000              7.8          32.25     5/17/2004   1,969,500   4,589,550
James I. Freeman     70,000              3.6          32.25     5/17/2004     919,100   2,141,790


(1)If payment for shares upon exercise of any of these options is made with shares of the Company's common stock owned by the optionee, the optionee shall be granted on that date an option ("Reload Option") to purchase a number of shares equal to the number of shares tendered to the Company. The exercise price of the Reload Option shall be the market price of the Company's common stock on the Reload Option grant date, and the expiration date of the Reload Option shall be the same as that of the original option.

Stock Option Exercises and Holdings

   The following table sets forth information concerning stock options exercised during the last fiscal year and stock options held as of the end of the last fiscal year by the named executive officers.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
OPTION/SAR VALUES

      (a)              (b)             (c)                   (d)                   (e)
                                                     Number of Securities
                                                         Underlying              Value of Unexercised
                                                     Unexercised Options/         In-the-Money Options/
                                                      SARs at FY-End (#)          SARs at FY-End ($)(1)
                   Shares Acquired
     Name           On Exercise(#)  Value Realized($)  Exercisable Unexercisable  Exerisable Unexerisable               Exercisable
William Dillard              0         $        0        550,000      150,000     $2,193,750    $0
William Dillard II     250,000          2,446,875        521,320      150,000      1,612,500     0
Alex Dillard           250,000          2,456,250        521,243      150,000      1,612,500     0
Mike Dillard           100,000            487,500        544,292      150,000      2,193,750     0
James I. Freeman       232,538          2,164,186        204,367       60,000              0     0


(1)Represents the amount by which the market price at fiscal year end of the shares underlying unexercised options exceeds the exercise price for such shares.

Pension Plan

  The following table shows the estimated annual benefits payable pursuant to the Company's pension plan to persons in specified compensation and years of service categories upon retirement.

                       Pension Plan Table

                   Years of Service
Remuneration      15       20         25          30        35

  300,000    67,500    92,066    117,066    142,066    167,066
  350,000    79,566   108,733    137,900    167,066    196,233
  400,000    92,066   125,400    158,733    192,066    225,400
  450,000   104,566   142,066    179,566    217,066    254,567
  500,000   117,066   158,733    200,400    242,067    283,733
  550,000   129,566   175,400    221,233    267,067    312,900
  600,000   142,066   192,066    242,067    292,067    342,067
  650,000   154,566   208,733    262,900    317,067    371,233

   A participant's compensation covered by the Company's pension plan is his average salary (as reported in the Summary Compensation Table) for the last five years of his employment with the Company. The credited years of service for each of the named executive officers is as follows: William Dillard, 0 years; William Dillard II, 28 years; Alex Dillard, 25 years; Mike Dillard, 25 years; and James I. Freeman, 9 years. Benefits shown are computed as a single life annuity with five years term certain beginning at age 65 and are not subject to deduction for social security or other offset amounts.

Compensation of Directors

     Directors who are not officers of the Company each receive an annual retainer of $30,000, $1,250 for attendance at each board meeting, $250 for each committee meeting, and actual travel expenses.

Retirement Contract

  The Company has entered into a retirement contract with William Dillard, Chairman of the Board, providing for voluntary retirement upon 90 days notice. Following retirement and in return for providing consulting services to the Company, Mr. Dillard will receive annual compensation equal to 1-1/2% of the average of the five highest amounts of total annual compensation paid to Mr. Dillard by the Company for his employment during such fiscal years multiplied by his total years of employment with the Company. Mr. Dillard's employment with the Company began on January 1, 1938. Such retirement compensation shall be adjusted every three years based on the Consumer Price Index. The payments will be continued in the event of disability, and will be paid to Mr. Dillard's wife for life upon his death.

Compensation Committee Interlocks and Insider Participation

  The Company's Executive Compensation and Stock Option Committee is composed of Robert C. Connor; Will D. Davis; John Paul Hammerschmidt; and William B. Harrison. Mr. Davis is a partner of the law firm Heath, Davis & McCalla, which is retained by the Company for legal services.

Report of Executive Compensation and Stock Option Committee

   The following report addressing the Company's compensation policies for executive officers for fiscal 1997 is submitted by the Executive Compensation and Stock Option Committee (the
"Compensation Committee") of the Board of Directors.

General

The Compensation Committee, which is composed of independent directors who are not employees of the Company, establishes policies relating to the compensation of employees and oversees the administration of the Company's employee benefit plans. The compensation program of the Company has been designed (1) to provide compensation opportunities that are equivalent to those offered by comparable companies, thereby allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success, (2) to motivate key senior officers by rewarding them for attainment of profitability of the Company, and (3) to align the interests of executives with the long-term interests of stockholders by awarding stock options to executives as part of the compensation provided to them.

In order to develop a competitive compensation package for the executive officers of the Company, the Compensation Committee compares the Company's compensation package with those of a comparison group. The comparison group is composed of department stores, specialty stores and other public companies that were family-founded and continue to be family-managed. Not all of the companies in the comparison group are included in the Standard & Poor's Department Store Index. The Compensation Committee
believes that the companies in the comparison group are comparable to the Company in management style and management culture. Although the Compensation Committee has made these comparisons, it also has taken into account that as the Company has grown in size, the number of senior executives has not grown proportionately, so that the number of senior executives retained by the Company is lower than the number of senior executives at other companies of similar size.

Currently, the Company's compensation program consists of salary, annual cash performance bonus based on the profitability of the Company, and long-term incentive opportunities in the form of stock options. The compensation program is focused both on short-
term   and   long-term  performance  of  the  Company,  rewarding
executives for both achievement of profitability and growth in stockholder value.

Salary -- Each year the Compensation Committee makes a recommendation to the Board establishing the salary for all executive officers. Such salary recommendations are made at the discretion of the Compensation Committee and are not specifically related to any company performance criteria as are both the cash performance bonus and stock option portions of the compensation program, which are discussed below. The Compensation Committee does, however, base any increase in salary recommendations on target salaries based on a regression analysis of salaries paid versus total revenues for the comparison group. For fiscal 1997, the salary recommendations made by the Compensation Committee were slightly below the target salaries produced by this analysis.

Cash Performance Bonus -- Cash performance bonuses may be paid annually to senior management. For bonuses to be paid, however, the Company must have income before federal and state income taxes ("pre-tax income") for the fiscal year. The Compensation Committee, within ninety (90) days after the start of a fiscal year, designates those individuals in senior management eligible to receive a cash performance bonus. Bonuses are paid at the conclusion of a fiscal year from a bonus pool which is equal to one and one-half percent (1-1/2%) of the Company's pre-tax income plus three and one-half (3-1/2%) of the increase in pre-tax income over the prior fiscal year. When the Compensation Committee designates the individuals eligible to participate in the cash performance bonus program, it also designates the percent of the bonus pool each individual will be entitled to receive. The Compensation Committee retains at all times the authority to adjust downward the amount of bonus any individual may receive pursuant to the above-described formula. For fiscal 1997, the Company experienced a pre-tax income of $410,035,000 and an increase in pre-tax income of $31,274,000 over the prior fiscal year.

After analyzing the primary cause for the increase in pre-tax income, the Compensation Committee made a decision to adjust downward by approximately $2,800,000 the amount of bonus which the named executive officers would receive for fiscal 1997 pursuant to the cash performance bonus program.

Stock Options -- Stock option grants under the Company's 1990 Incentive and Non-Qualified Stock Option Plan are utilized by the Company for long-term incentive compensation for executive officers. For fiscal 1997, the Compensation Committee utilized a formula for determining the number of stock options granted to executive officers. Under such formula, each named executive officer in the Summary Compensation Table received a grant covering a number of shares approximately equal to ten percent (10%) of the officer's total compensation for the previous fiscal year. Because the cash bonus portion of an individual's total compensation is tied directly to the Company's pre-tax income for the fiscal year plus the increase in pre-tax income over the prior fiscal year, the stock option portion of the Company's compensation program is partially tied to Company performance. The exercise price for the options granted is one hundred percent (100%) of the fair market value of the shares underlying such options on the date of grant. The stock options are exercisable on or after May 17, 1997. When making option grants, the Compensation Committee does not consider the number of options already held by an executive officer.

As discussed in previous Compensation Committee Reports, the Omnibus Budget Reconciliation Act of 1993 prevents public corporations from deducting as a business expense that portion of compensation exceeding $1 million paid to a named executive officer in the Summary Compensation Table. This deduction limit does not apply to "performance-based compensation." The Compensation Committee believes that the necessary steps have been taken to qualify as performance-based compensation the compensation paid under the cash performance bonus and stock option portions of the Company's compensation program.

Chief Executive Officer

In setting the Chief Executive Officer's compensation, the Compensation Committee makes the same determination with regard to salary, cash performance bonus and stock options as discussed above for the other named executive officers. For fiscal 1997, the increase in the Chief Executive Officer's salary over the prior fiscal year resulted in a salary slightly lower than the target salary produced by the regression analysis discussed above. When targeting the Chief Executive Officer's salary, and when establishing the portion of the bonus pool to which the Chief Executive Officer would be entitled, the Compensation Committee took into account the Chief Executive Officer's contribution and leadership as well as his vision in founding the Company.

Robert C. Connor
John Paul Hammerschmidt
William B. Harrison
Will D. Davis, Chairman

Company Performance

  The graph below compares for each of the last five fiscal years the cumulative total returns on the Company's Class A Common Stock, the Standard & Poor's 500 Index and the Standard & Poor's Department Stores Index. The cumulative total return on the Company's Class A Common Stock assumes $100 invested in such stock on January 31, 1993 and assumes reinvestment of dividends.

The following table is submitted in lieu of the required graph:

                               1993     1994     1995     1996     1997

Dillard's, Inc.                73.36    53.81    60.97    61.72    72.92
Standard & Poor's 500 Index   109.76   107.21   144.95   179.17   223.41
Standard & Poor's
 Department Stores Index      107.63    96.53   111.88   116.56   149.23




             CERTAIN RELATIONSHIPS AND TRANSACTIONS

     William  Dillard II, Drue Corbusier, Alex Dillard  and  Mike
Dillard are children of William Dillard.

     Mr.  William H. Sutton is Managing Partner of the  law  firm
Friday, Eldredge & Clark, which is retained by the Company for legal services.

    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Class A Common Stock, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of stock of the Company.

   To the Company's knowledge, based solely on a review of copies of reports provided by such individuals to the Company and written representations of such individuals that no other reports were required, during the fiscal year ended January 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

 APPROVAL  OF  THE 1998 INCENTIVE AND NONQUALIFIED STOCK  OPTION
  PLAN

   The Company's Board of Directors, on March 7, 1998, approved the 1998 Incentive and Nonqualified Stock Option Plan (the "Plan") pursuant to which options may be granted to certain key employees and outside directors of the Company (the "Optionees") for the purchase from time to time of shares of the Company's Class A Common Stock (the "Shares") during the term of the Plan. The number of Shares available for issuance pursuant to the Plan is 6,000,000.

   The purpose of the Plan is to encourage ownership of stock in the Company by key employees and outside directors, and thereby cause such key employees and outside directors to increase their efforts on behalf of the Company. The Plan will be administered by the Executive Compensation and Stock Option Committee (the "Committee") consisting of two or more "outside directors" of the Board within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and applicable Treasury Regulations, or any successor to such provisions, and who are also "non-employee directors" within the meaning of Rule 16b-3, or any successor to such rule, of the Securities and Exchange Commission ("Rule 16b-3"), as promulgated under the
Securities Exchange Act of 1934 (the "Exchange Act"). The Committee will make the determination as to whom options shall be granted, the terms of such options, and the number of Shares to be covered by such options. In making these determinations, the Committee shall take into account the duties and responsibilities of the proposed Optionees, their present and potential contribution to the success of the Company, their past record, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

   Pursuant to the terms of the Plan, the Committee may grant either incentive stock options ("ISO's") or nonqualified stock options ("NQSO's"). ISO's are options that meet the requirements of Section 422A(b) of the Code. NQSO's are options taxed pursuant to Section 83 of the Code and that do not receive the special tax treatment received by ISO's.

   The exercise price for ISO's or NQSO's granted pursuant to the Plan shall not be less than 100% of the fair market value of an equivalent number of Shares on the date the option is granted. ISO's or NQSO'S granted pursuant to the Plan shall not be exercisable after the expiration of ten years from the date such option is granted.

   If the Optionee owns 10% or more of the total combined voting power of all classes of stock of the Company, the exercise price for an ISO granted under the Plan shall not be less than 110% of the fair market value of an equivalent number of Shares on the date the option is granted and the option shall not be exercisable after the expiration of five years from the date such option is granted. To the extent that an Optionee has currently exercisable ISO's at the beginning of a calendar year with an aggregate fair market value exceeding $100,000, the excess over $100,000 cannot be treated as ISO's. The aggregate fair market value is determined by the exercise price of the option at the time of granting.

   Options granted pursuant to the Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution. However, the Committee may, in its sole discretion, permit an Optionee to transfer all or a portion of an Option to the
Optionee's  family  members,  a trust  for  the  benefit  of  the
Optionee's  family members or to a charity.   An  option  may  be
exercised, during the lifetime of the Optionee, only by the Optionee.

   Optionees may exercise options granted pursuant to the Plan by paying to the Company either cash or shares of the Company's Class A Common Stock held by the Optionee or by causing the Company to receive from a broker, funds to pay for the option upon the broker's receipt of stock certificates from the Company. If payment for exercise of an option is made in the form of shares of the Company's Class A Common Stock, the Optionee shall be granted on the date of exercise a reload option to purchase the number of shares that equals the number of shares tendered to the Company. The price per share at which each reload option may be exercised shall be equal to the fair market value of a share on the date of grant of the reload option. The term of each reload option shall expire on the same date as that of the original option.

   The Board of Directors may amend, alter or discontinue the Plan at any time, but no amendment or alteration shall be made without the approval of the stockholders of the Company if such approval is necessary to comply with the performance-based compensation exception under section 162(m) of the Code and applicable Treasury Regulations. However, no amendment, alteration or discontinuation of the Plan may adversely affect any options granted prior to the time of such amendment, alteration or discontinuation.

   The Plan is being submitted for the approval of stockholders of the Company to satisfy the "performance-based compensation" criteria set forth in section 162(m) of the Code and applicable Treasury Regulations. Furthermore, the New York Stock Exchange requires, as a condition for listing of a company's shares, that a company obtain shareholder approval when establishing a stock option plan pursuant to which stock may be acquired by officers or directors.


   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
APPROVAL  OF  THE  1998 INCENTIVE AND NONQUALIFIED  STOCK  OPTION
PLAN.


Stockholder Proposal Concerning Child/Convict Labor

  The Amalgamated Bank of New York LongView Collective Investment Fund, 11-15 Union Square, New York, NY 10003, owners of 30,600 shares of Class A Common Stock, The Detroit Province of the Society of Jesus, 7303 West Seven Mile Road, Detroit, MI 48221, owners of 10,000 shares of Class A Common Stock, and The Missouri Province of the Society of Jesus, 4511 West Pine Boulevard, St. Louis, MO 63108, owners of 200 shares of Class A Common Stock have indicated that they intend to propose the following resolution for action at the meeting:

"RESOLVED: The shareholders of Dillard's, Inc. request the Board of Directors to prepare a report at reasonable expense describing the Company's actions to ensure that it does not and will not do business with foreign suppliers who manufacture items for sale in the United States using forced labor, convict labor, or illegal child labor, or who fail to satisfy all applicable laws and standards protecting their employees' wages, benefits, working conditions, freedom of association, and other rights."

                      SUPPORTING STATEMENT

"As U.S. companies import more goods, concern is growing about working conditions in many nations that fall far below basic standards of fair and humane treatment. Several years ago, a controversy arose after reports that goods made by convicts in Chinese prisons were being imported into the United States for sale to consumers. The Tariff Act of 1930 makes it illegal to import any goods made by forced labor, including convict labor. China's use of prison labor and its record on human rights generally are issues in the debate about whether China should enjoy "most favored nation" trading status with the United States.

Public concern has also been voiced in the wake of reports that retail items were manufactured using illegal child labor, unsafe or unhealthy working conditions, and similar conditions. In April 1997, the White House Apparel Industry Partnership, which was appointed by President Clinton to make recommendations in this area, presented a report to the President setting out a Workplace Code of Conduct and Principles of Monitoring for the apparel and footwear industry. The standards in that report, if implemented comprehensively and diligently, are intended to eliminate poor working conditions for workers in the U.S. and abroad.

We are resubmitting this proposal because Dillard imports many goods into the United States, and thus we as shareholders have a strong interest in learning what steps Dillard's is taking to monitor and control the conditions under which the goods it sells are produced. Reports that overseas suppliers are exploiting workers may damage a company's reputation and generate a consumer backlash.

In our view too, it makes good business sense to enforce strict sourcing standards. For example, there are subterfuges that suppliers can use to import goods made by forced labor into the United States. Also, when the federal government enforces applicable laws, it may hold companies liable for actions of their suppliers.

Strict standards and an active enforcement policy are thus vital for a company such as Dillard's. We therefore ask the Board to prepare a report giving investors data about Dillard's efforts to assure that it is not doing business with overseas suppliers that exploit workers. WE URGE YOU TO VOTE FOR THIS RESOLUTION!"

THE BOARD OF DIRECTORS FAVORS A VOTE AGAINST THE ADOPTION OF THIS
PROPOSAL FOR THE FOLLOWING REASONS:

                The Company recognizes the importance, as both an ethical and a business responsibility, of obtaining assurances that the products it sells are manufactured in accordance with all applicable laws and that the rights and welfare of workers around the world are respected.

         The Company has always been committed to the highest ethical conduct and strict compliance with the law in all its business dealings, including its relationships with its many suppliers. The Company is deeply concerned about the issues raised in the Proposal and believes it has already adequately addressed such issues as described below.

         Products sold at the Company's stores are supplied by independent suppliers who also supply other retail stores and chains. To a much lesser degree, the Company is also supplied by sources contracted by buying agents for the Company. The Company does not engage directly in manufacturing.

         The Company has previously addressed the concerns raised in the Proposal by implementation of the following policies and procedures:


            The Company has developed a formal business policy (the "Policy") which focuses on the workplace conditions of, and legal compliance by, foreign vendors and suppliers. The Policy was distributed to all of the Company's foreign vendors and suppliers to restate and reemphasize the Company's longstanding philosophy that no merchandise purchased by the Company will be manufactured with the use of illegal labor conditions.

            In furtherance of the Policy, the Company has renegotiated its agreements with foreign buying agents (including a buying office). These new buying agency agreements include prohibitions against illegal child labor and other forms of illegal employment, manufacturing, shipping, customs and environmental practices. Under the contract, a buying agent must use its best efforts to ensure that each vendor is in full compliance with any current, or later adopted, law of either the country of manufacture or the United States governing the use of child labor, prison labor, and/or governing the importation into the United States of merchandise produced with child labor as well as any other similar human rights statute, regulation or law. Buying agents must also follow policies and procedures which the Company implements to ensure that all such statutes, laws or regulations are followed. If a buying agent discovers a violation of such prohibitions, the buying agent must immediately notify the Company of such violation(s) or evidence of violation(s), so that appropriate action can be taken to rectify such violation(s). Under these agreements, among other measures, buying agents are required to periodically inspect factories to ensure compliance with these standards. Additionally, company employees personally inspect selected factories to verify compliance.


            The Company's philosophy also appears in the Company's Purchase Order Terms, Conditions & Instructions, which is the Company's standard form of purchase order and which is applicable to all transactions between the Company and all of its suppliers. The document explicitly requires each supplier to warrant and represent that its merchandise is manufactured in compliance with laws governing illegal working conditions.

            The Company has previously issued a press release announcing its business policy, which policy contains prohibitions against workplace abuse and also contains the steps taken by the Company to implement the policy. Futhermore, the Company has furnished a copy of that policy to interested shareholders, and will continue to so provide copies of that policy.

         The Company believes that it has already addressed the concerns raised in the Proposal without further expenditure of valuable time and funds. As the above reflects, the Company is committed to assuring that its suppliers treat their employees properly.

       FOR THE ABOVE REASONS, THE BOARD RECOMMENDS VOTING
                      AGAINST THE PROPOSAL.

 STOCKHOLDER PROPOSAL FOR FINANCIAL AND SOCIAL ACCOUNTABILITY IN
                     EXECUTIVE COMPENSATION

The School Sisters of St. Francis, 1515 S. Layton Boulevard, Milwaukee, WI 53251, owners of 50 shares of Class A Common Stock, have indicated that they intend to propose the following resolution for action at the meeting:
   "We believe both social and financial criteria should be factors in fixing compensation packages for top corporate officers. Public scrutiny on compensation is reaching a new intensity - not just for the Chief Executive Officer, but for all executives. Too often top executives receive considerable increases in compensation packages, even when corporate financial performance is mediocre or poor and stockholders watch dividends slip and stock prices drop.

   In 1995 Pearl Meyer and Partners Incorporated reported that CEO compensation at large corporations leaped 23 percent - to an average $4.37 million. That is $2,100 an hour, or 183 times the average workers 1995 hourly earnings of $11.46. In 1992 CEOs averaged 157 times as much compensation as the average worker. This ratio has more than quadrupled since the mid 1980s when it was only 42 times that of the average worker.

   Japanese corporations pay gaps between executives and workers are eight times smaller than the U.S. gap. The widening pay gap may make U.S. business less competitive if it breeds cynicism and resentment and subverts the creativity and cooperation necessary to build effective cooperation between executive and employees.

   Shareholders need to be vigilant in challenging executive pay packages that reward bad social or financial corporate performance. Should top officers pay for a given year be reduced if the company suffers from poor corporate citizenship that harms our corporate image, costly fines, protracted litigations, loss of government contracts, or significant loss of market share on their watch? Should CEO compensation be affected if there are consumer boycotts or public relations problems like the company's association with what American Indian people and minority groups call racially offensive images? Should a pattern of discrimination or sexual harassment be grounds for a decreased compensation package? Conversely should excellence on the social issues which benefit society be a positive factor?

   We believe these questions deserve the careful scrutiny of out Board of Directors and Compensation Committee. Companies including Bristol-Myers, Eastman Kodak, IBM, Procter and Gamble, and Westinghouse have reported to shareholders on how they integrate these factors into their compensation packages."

   "Therefore it be resolved: Shareholders request the board institute a special Executive Compensation Review, and prepare a report available to shareholders four months after our annual shareholder meeting with the results of the Review and recommended changes in practice. The review shall cover pay, benefits, perks, stock options and special arrangements in the compensation packages for all the company's top officers. We recommend that the committee study and report on the following in its review:

1. Ways to link executive compensation more closely to financial performance with proposed criteria and formulae.

2.  Ways  to  link  compensation to social corporate  performance
  (e.g. incentives given for meeting or surpassing certain social and performance standards).

3. Comparison of compensation packages for company officers with lowest paid in employees in the U.S. and around the world.

4. Whether there should be a ceiling on top executives' salaries to prevent our company from paying excessive compensation."

THE BOARD OF DIRECTORS FAVORS A VOTE AGAINST THE ADOPTION OF THIS
PROPOSAL FOR THE FOLLOWING REASONS:

           The Company's Board of Directors believes that the adoption of the Proposal is unnecessary since much of the information sought is already available to stockholders annually by virtue of the Securities and Exchange Commission's rules on executive compensation disclosure. These rules require that the Company's proxy statement specifically address each of the items in the Proposal (i.e., "pay, benefits, perks, stock options and special arrangements"). The Proposal calling for an additional review would, therefore, in large part duplicate the ongoing efforts of the Company.

         The Company's executive compensation policies and levels are established and reviewed by the Executive Compensation Committee which is composed entirely of directors who are not employees of the Company. Compensation for executives is based on the principles that compensation must (a) be equivalent to that offered by comparable companies, thereby allowing the Company to compete for and retain talented executives who are critical to the Company's long-tern success, (b) motivate key senior officers by rewarding them for attainment of profitability of the Company, and (c) align the interests of executives with long-term interests of stockholders by awarding stock options to executives as part of the compensation provided to them.

          The proponent seeks to link executive compensation more closely to financial performance; however, the Company's executive compensation is already directly linked to financial performance. A significant portion of annual compensation consists of incentive compensation which is variable and increases or decreases based on the business performance of the Company.

           Further, the proponent requests linking executive compensation more closely to social corporate performance. The Board of Directors is sensitive to social concerns, and believes the executive officers and the Company are addressing these concerns appropriately.

           The Board of Directors believes that the basis under which the Company's executives are compensated and the manner in which it is reported are appropriate and does not recommend changes in its executive compensation practice.


   FOR THE ABOVE REASONS, THE BOARD RECOMMENDS VOTING AGAINST
                          THE PROPOSAL.


                        OTHER MATTERS

      Management of the Company knows of no other matters that may come before the meeting. However, if any matters other than those referred to herein should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment.

      STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

       Proposals of stockholders intended to be presented at the Company's annual meeting of stockholders in 1999 must be received by the Company at its principal executive offices not later than December 11, 1998 in order to be included in the Company's Proxy Statement and form of Proxy relating to that meeting.

                        ANNUAL REPORTS

       The  Company's annual report for the fiscal year  ended
  January 31, 1998 is being mailed with this Proxy Statement but is not to be considered as a part hereof.

                    INDEPENDENT PUBLIC ACCOUNTANTS

      A representative of Deloitte & Touche LLP, the Company's independent public accountants for fiscal year 1997 and the current year, will be present at the meeting, will have the opportunity to make a statement, and also will be available to respond to appropriate questions.

       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION, MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER WHOSE PROXY IS SOLICITED UPON WRITTEN REQUEST
  TO:

                DILLARD'S, INC.
                Post Office Box 486
                Little Rock, Arkansas  72203
                Attention: James I. Freeman, Senior Vice President,
                           Chief Financial Officer


                            By  Order of the Board of Directors



                              JAMES I. FREEMAN
                              Senior Vice President, Chief Financial
                              Officer, Assistant Secretary

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Dillard's, Inc.
Post Office Box 486
Little Rock, Arkansas  72203    PROXY       The undersigned hereby appoints
Telephone No.(501)376-5200    William  Dillard  and  James  I.  Freeman  as
                              Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of the Class A Common Stock of Dillard's, Inc., held of record by the undersigned on March 31, 1998, at the annual meeting of stockholders to be held on May 16, 1998, or any adjournment thereof.

1. ELECTION OF DIRECTORS

  [ ] FOR all Class A                    [ ] WITHHOLD AUTHORITY
      nominees listed below (except as       to vote for all Class A nominees
      marked to the contrary below)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Class A Nominees

Robert C. Connor * Will D. Davis * John Paul Hammerschmidt * William B. Harrison, Jr. * Jackson T. Stephens

2. PROPOSAL TO ADOPT A STOCK OPTION PLAN FOR CERTAIN KEY EMPLOYEES.

           [ ] FOR       [ ] AGAINST     [ ] ABSTAIN

        Management of the Company supports proposals 1 and 2.

3. STOCKHOLDER PROPOSAL CONCERNING CHILD/CONVICT LABOR.
       (Management of the Company opposes this proposal.)

           [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

4. STOCKHOLDER PROPOSAL CONCERNING EXECUTIVE COMPENSATION.
       (Management of the Company opposes this proposal.)

           [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3 AND 4.
Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


DATED:                , 1998
                                  Signature

                                  Signature, if jointly held

PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Dillard's, Inc.
Post Office Box 486
Little Rock, Arkansas  72203    PROXY       The undersigned hereby appoints
Telephone No.(501)376-5200    William  Dillard  and  James  I.  Freeman  as
                              Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of the Class B Common Stock of Dillard's, Inc., held of record by the undersigned on March 31, 1998, at the annual meeting of stockholders to be held on May 16, 1998, or any adjournment thereof.


1. ELECTION  OF  DIRECTORS.

   [ ] FOR all Class B                    [ ] WITHHOLD  AUTHORITY
       nominees listed below (except as       to vote for all Class B nominees
       marked to the contrary below)

(INSTRUCTION:   TO  WITHHOLD AUTHORITY TO VOTE FOR AN  INDIVIDUAL  NOMINEE,
STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Class B Nominees

William Dillard * Calvin N. Clyde, Jr. * Drue Corbusier * Alex Dillard * Mike Dillard * William Dillard II * James I. Freeman * John H. Johnson * E. Ray Kemp * William H. Sutton


2. PROPOSAL TO ADOPT A STOCK OPTION PLAN FOR CERTAIN KEY EMPLOYEES.

            [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

       Management of the Company supports proposals 1 and 2

3. STOCKHOLDER PROPOSAL CONCERNING CHILD/CONVICT LABOR.
      (Management of the Company opposes this proposal.)

            [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

4. STOCKHOLDER PROPOSAL CONCERNING EXECUTIVE COMPENSATION.
      (Management of the Company opposes this proposal.)

            [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3 AND 4.
Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


DATED:                , 1998
                                  Signature


                                  Signature, if jointly held


PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

                        DILLARD'S, INC.
       1998 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
                _______________________________


     WHEREAS, the Board of Directors of the Company deems  it  in the  best interest of the Company that Key Employees and  Outside

Directors  of  the Company be given an opportunity to  acquire  a stake  in the growth of the Company as a means of assuring  their maximum effort and continued association and employment with  the

Company; and

     WHEREAS,  the Board of Directors believes that  the  Company can  best  obtain  these  and other benefits  by  granting  stock options to such Key Employees and Outside Directors;

     NOW, THEREFORE, BE IT RESOLVED:

     That  the  Dillard's,  Inc.1998 Incentive  and  Nonqualified

Stock Option Plan be adopted, and that it be effective commencing

May 16, 1998.

     1.    Purpose.   The  purpose of the  Dillard's,  Inc.  1998

Incentive  and  Nonqualified Stock Option Plan  is  to  encourage ownership  of stock in the Company by Key Employees  and  Outside

Directors,  and  thereby  cause such Key  Employees  and  Outside

Directors to increase their efforts on behalf of the Company,  to effect  savings, and to otherwise promote the best  interests  of the Company.  It is intended that options granted under this Plan to  Key  Employees  will  qualify  as  Incentive  Stock  Options,

provided,  however, that Nonqualified Stock Options may  also  be granted  to  Key  Employees and Outside Directors  which  do  not qualify as Incentive Stock Options.

     2.   Definitions.  As used herein, the following definitions

shall apply.

          a.    "Board" shall mean the Board of Directors of  the

Company.

          b.    "Common Stock" shall mean Common Stock, Class  A,

$.01 par value per share, of the Company.

          c.    "Code"  shall mean the Internal Revenue  Code  of

1986, as amended.

          d.    "Committee" shall mean the Committee appointed by

the Board in accordance with paragraph 4(a) of the Plan.

          e.   "Company" shall mean Dillard's, Inc.

          f.    "Continuous Employment" or "Continuous Status  as

an  Employee"  shall  mean the absence  of  any  interruption  or termination of employment by the Company.  Employment  shall  not be  considered  interrupted in the case of sick  leave,  military leave, or any other leave of absence approved by the Company.

          g.   "Effective Date" shall mean May 16, 1998.

          h.    "Employee"  shall mean any person employed  on  a

full-time  basis  by  the Company or of any subsidiaries  of  the

Company (as defined in Section 425(f) of the Code).

          i.    "Incentive  Stock Option" shall  mean  an  Option

which meets the requirements of Section 422(b) of the Code.

          j.    "Key Employee" shall mean an Employee who, in the

opinion  of  the Committee, can contribute significantly  to  the growth  and  profitability  of,  or  perform  services  of  major importance to, the Company or any subsidiaries of the Company.

          k.    "Nonqualified Stock Option" means an Option which

does  not  receive  the  special tax  treatment  received  by  an

Incentive Stock Option.

          l.     "Option"  shall mean a right to  acquire  Common

Stock which is granted pursuant to this Plan.

          m.    "Option Agreement" shall mean a written agreement

which  sets  forth the terms of each Option and is signed  by  an authorized officer of the Company.

          n.    "Optioned Stock" shall mean Common Stock  subject

to an Option granted pursuant to this Plan.

          o.    "Optionee"  shall  mean an  Employee  or  Outside

Director who receives an Option.

          p.    "Outside  Director" shall mean a  member  of  the

Board who is not also an Employee.

          q.     "Plan"   shall  mean  the  Dillard's,   Inc.1998

Incentive and Nonqualified Stock Option Plan.

          r.   "Share" shall mean one share of the Common Stock.

     3.    Shares  Subject  to  the Plan.   Except  as  otherwise

required  by the provisions of paragraph 13 hereof, the aggregate number of Shares of Common Stock deliverable upon the exercise of

Options  pursuant  to  the  Plan shall  not  exceed  six  million

(6,000,000)  Shares.  Such Shares may either  be  authorized  but unissued  or  treasury  shares.  If an Option  should  expire  or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall,

unless the Plan shall have been terminated, be available for  the grant  of other Options under the Plan.  No Optionee may  receive options covering more than one million (1,000,000) shares in  any single fiscal year of the Company under the Plan.

     4.   Administration of the Plan.

          a.    Composition  of  Committee.  The  Plan  shall  be

administered  by  the  Executive Compensation  and  Stock  Option

Committee  or  any successor thereto of the Board or  such  other

committee  as  determined by the Board  (the  "Committee").   The

Committee   shall solely be composed of two (2) or more  "outside

directors" of the Board within the meaning of Section 162(m) of the Code and applicable Treasury Regulations, or any successor to such provisions, and who are also "non-employee directors" within  the meaning  of  Rule 16b-3, or any successor to such  Rule,  of  the

Securities Exchange Commission.

          b.     Powers  of  the  Committee.   The  Committee  is

authorized  (but only to the extent not contrary to  the  express provisions of the Plan or to resolutions adopted by the Board) to interpret  the Plan, to prescribe, amend, and rescind  rules  and regulations  relating  to the Plan, to determine  the  terms  and conditions upon which Options may be exercised, to determine  the form  and content of Option Agreements, to construe and interpret the  Plan and Option Agreements, to accelerate the exercisability of  any  Option, to make such other determinations  necessary  or advisable for the administration of the Plan and shall  have  and may  exercise such other power and authority as may be  delegated to  it  by the Board from time to time.  A majority of the entire

Committee shall constitute a quorum, and the action of a majority of  the  members  present at any meeting at  which  a  quorum  is

present  shall  be  deemed  the action  of  the  Committee.   The

Committee  shall, from time to time, have the power to  designate from among the Key Employees and Outside Directors the persons to whom  Options will be granted.  Such designation shall be in  the absolute discretion of the Committee, and shall be final  without approval  of  the Board or the stockholders.  On the occasion  of the  designation  of  the  Optionees,  the  Committee  may  grant additional Options to Optionees then holding Options, to some  of them,  or may grant Options solely or partially to new Optionees.

As  of  the date of grant, the Committee shall fix the number  of

Shares to be optioned and whether the Option shall be treated  as an  Incentive  Stock  Option or as a Nonqualified  Stock  Option;

however, no Option shall be treated as an Incentive Stock  Option ten (10) years from the date this Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company, whichever is earlier. In addition, to the extent the aggregate fair  market value (determined at the time the Option is granted)

of Shares treated as acquired pursuant to Incentive Stock Options which  are exercisable by the Optionee for the first time  during any  calendar year (under all incentive stock option plans of the

Company  or  subsidiaries thereof (as defined in Section 425(f)  of  the

Code))  exceeds $100,000, such Options (taking them into  account in  the order in which they were granted) shall not be treated as

Incentive Stock Options.  In making the determination as to  whom

Options  shall be granted, and as to the number of Shares  to  be covered  by  such Options, the Committee shall take into  account the  duties and responsibilities of the proposed Optionees, their present and potential contribution to the success of the Company,

their  past record, and such other factors as the Committee shall deem  relevant in connection with accomplishing the  purposes  of this Plan.  Certain officers of the Company as designated by  the

Committee  are hereby authorized to execute Option Agreements  on behalf  of the Company and to cause them to be delivered  to  the

Optionees or other participants.

          c.    Effect  of Committee's Decision.  All  decisions,

determinations,  and interpretations of the  Committee  shall  be final and conclusive on all persons affected thereby.

     5.    Option  Price.  The exercise price of Incentive  Stock

Options granted under the Plan shall not be less than one hundred percent  (100%) of the fair market value of a Share on  the  date the  Option  is  granted, or, if the Optionee  owns  (within  the meaning of Section 425(d) of the Code) ten percent (10%)or more  of  the total  combined  voting  power of all classes  of  stock  of  the

Company, one hundred ten percent (110%) of the fair market  value of a Share on the date the Option is granted.  The exercise price of  Nonqualified Stock Options granted under the  Plan  shall  be determined by the Committee in its complete discretion, but in no event shall the exercise price of Nonqualified Stock Options be less than one hundred percent (100%) of the fair market value  of a Share on the date the Option is granted.  The fair market value of  a  Share on a particular date shall be deemed to be the  mean between  the  highest and lowest sales prices per  share  of  the

Common  Stock  on the principal national securities  exchange  on which  the Common Stock may be listed from time to time  on  that date or, in either case, if there shall have been no sale on that date  on the last preceding date on which such sale or sales were effected  on  such exchange.  In the event that the  method  just described  for  determining the fair market value of  the  Shares shall  not remain consistent with the provisions of the Code  and applicable Treasury Regulations, then the fair market  value  per

Share  shall  be determined by such other method consistent  with the  Code or Treasury Regulations as the Committee shall  in  its discretion  elect and apply at the time of grant of  the  Options concerned.

     6.   Term of Option and Limitations on Exercise.  Subject to

the  terms  of the Plan, the Committee shall, in its  discretion,

establish  the term of each Option granted pursuant to the  Plan.

Notwithstanding  the  foregoing, (a) an  Incentive  Stock  Option granted  under  the  Plan by its terms shall not  be  exercisable after  the expiration of ten (10) years from the date such Option is  granted, or, five (5) years if the Optionee owns (within  the meaning of Section 425(d) of the Code) ten percent (10%) or more of  the total  combined  voting  power of all classes  of  stock  of  the

Company,  and (b) a Nonqualified Stock Option granted  under  the

Plan  by  its terms shall not be exercisable after the expiration

of  ten  (l0)  years from the date such option is  granted.   The

Committee  may  also, in its discretion, establish  a  period  or periods  during which an Option may not be exercised in whole  or in  part or any other limitation or restriction, subject  to  the terms  of  the  Plan,  which the Committee  may  determine  as  a condition  precedent  to  exercising an  Option,  including  such provisions as deemed advisable to permit qualification of Options as Incentive Stock Options.

     7.    Procedures for Exercise.  Any Option granted hereunder

shall  be exercisable at such times and under such conditions  as shall  be  permissible under the terms of the  Plan  and  of  the

Option  granted to an Optionee.  An Option may not  be  exercised for  a fractional Share.  An Option granted pursuant to the  Plan

may   be  exercised,  subject  to  provisions  relating  to   its

termination and limitations on its exercise, only by (a)  written notice  to exercise the Option with respect to a specified number of  Shares,  and (b)(i) payment to the Company (contemporaneously with  delivery of each such notice), in cash or Common Stock,  of the  amount  of  the Option price of the number  of  Shares  with respect  to  which  the Option is then being exercised,  or  (ii)

causing the Company to receive from a broker funds to pay for the option  upon the broker's receipt of stock certificates from  the

Company.   Each  such notice and payment shall be  delivered,  or

mailed by prepaid registered or certified mail, addressed to  the

Treasurer of the Company at the Company's executive offices.

     8.      Reload  Options.   If payment for  Shares  upon  the

exercise of an Option ("Original Option") is made in the form  of

Common  Stock,  the  Optionee shall be granted  on  the  date  of exercise  an Option ("Reload Option") to purchase the  number  of

Shares  that equals the number of Shares tendered to the Company.

The number of Shares tendered shall include Common Stock which is

tendered   in   order  to  satisfy  applicable  tax   withholding

obligations.  The price per Share at which each Reload Option may be  exercised  shall  be equal to the fair market  value  of  the

Shares  on the date of grant of the Reload Option.  The  term  of each  Reload Option shall expire on the same date as that of  the

Original Option.  Reload Options shall not be granted to  (a)  an

Optionee  who was formerly an Employee and is no longer  employed by  the  Company,  (b)  an Optionee who was formerly  an  Outside

Director and is no longer a member of the Board, or (c) any other person other than the Optionee.

     9.    Exercise During Employment or Following Death.  Unless

otherwise  provided in the Option Agreement,  an  Option  may  be exercised  by  an  Optionee who is an  Employee  only  while  the

Optionee  is an Employee and has maintained Continuous Status  as an  Employee since the date of the grant of the Option, or  after the  termination  of the Optionee's status as an Employee  within one  (1) year after such termination (but not later than the date on  which  the  Option would otherwise expire)  if  the  Optionee becomes  Disabled,  as determined by the Committee,  or  for  any other  termination within three (3) months after such termination

(but  not later than the date on which the Option would otherwise expire),  except  if  the Optionee would have  been  entitled  to exercise  the Option immediately prior to death, such  Option  of the  deceased Optionee may be exercised within twelve (12) months

(but  not later than the date on which the Option would otherwise expire) from the date of death by the personal representatives of

the   Optionee's  estate,  or  person  or  persons  to  whom  the

Optionee's rights under such Option shall have passed by will  or

by   laws   of   descent  and  distribution.    The   Committee's

determination  whether an Optionee's employment has  ceased,  and the  effective date thereof, shall be final and conclusive on all persons affected thereby.

     10.   Form of Stock Certificates.  Stock certificates to  be

issued or transferred pursuant to Options granted under this Plan shall  be  made  in  favor of the Optionee, or the  Optionee  and

Optionee's spouse as joint tenants.

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     11.  Optionee's Certification.  If the underlying Shares are not  registered  under the Securities Act of 1933 and  applicable state securities laws at the time of exercise of an Option,  then the  Optionee  shall agree that the Optionee  will  purchase  the

Shares  under such Option for investment and not with any present intention  to  re-sell  the  same, and  shall  agree  to  sign  a certificate to such effect at the time of exercising the Option.

     12.   Non-Transferability of Options.  Options granted under

the  Plan  may  not  be  sold, pledged,  assigned,  hypothecated,

transferred, or disposed of in any manner other than by  will  or by  the  laws  of descent and distribution.  Notwithstanding  the foregoing  sentence to the contrary, the Committee  may,  in  its sole  discretion, permit an Optionee to transfer all or a portion of  an  Option  to  the  Optionee's family members,  a  trust  or partnership for the benefit of the Optionee's family  members  or to a charity.  An Option may be exercised, during the lifetime of the Optionee, only by the Optionee.

     13.   Effect of Change in Stock Subject to the Plan.  In the

event  that each of the outstanding Shares of Common Stock (other than  Shares  held by dissenting shareholders) shall  be  changed into  or  exchanged for a different number or kind of  Shares  of stock of the Company or another corporation (whether by reason of merger, consolidation, recapitalization, reclassification,  stock dividend,  split-up, combination of Shares, or otherwise),  then,

in   the  sole  discretion  of  the  Committee,  there  shall  be substituted for each Share of Common Stock then under  Option  or available for Option the number and kind of Shares of stock  into which  each outstanding Share of Common Stock (other than  Shares held by dissenting shareholders) shall be so changed or for which

each  such  Share  shall  be  so  exchanged,  together  with   an

appropriate  adjustment of the Option Price.  In the event  there shall  be  any other change in the number of, or kind of,  issued

Shares of Common Stock, or of any stock or other securities  into which such Common Stock shall have been changed, or for which  it shall  have been exchanged, then if the Committee shall,  in  its sole discretion, determine that such change equitably requires an adjustment in the number, or kind, or Option price of Shares then subject  to  an  Option or available for Option, such  adjustment shall be made by the Board and shall be effective and binding for all purposes of this Plan.

     14.   Time  of  Granting Options.  The date of grant  of  an

Option  under  the  Plan  shall, for all purposes,  be  the  date reflected on the written grant of the Option to the Optionee.  An

Option  Agreement  shall  be given to each  Employee  or  Outside

Director to whom an Option is so granted within a reasonable time after the date of such grant.

     15.  Modification of Options.  At any time and from time  to time the Committee may modify any outstanding Option, provided no such modification shall impair the Option without the consent  of

the   holder   of  the  Option.   Any  Incentive  Stock   Options

outstanding under the Plan may be amended, if necessary, in order to retain such qualification.

     16.   Tax Withholding.  The Company shall have the right  to

deduct or withhold any taxes required by law to be withheld  upon the exercise of an Option. The Committee may require the Optionee

(or,  in  the  event of the death of the Optionee,  the  personal representatives of the Optionee's estate, or person or persons to whom the Optionee's rights under such Option shall have passed by will  or  by  laws of descent and distribution) to remit  to  the

Company the amount of any taxes required to be withheld,  or,  in lieu  thereof, the Company may withhold (or the Optionee  may  be provided the opportunity to elect to tender) the number of shares of Common Stock equal in fair market value to the amount required to be withheld.

     17.   Amendment and Termination of the Plan.  The  Committee

or  Board of Directors may amend, alter or discontinue the  Plan,

but no amendment or alteration shall be made without the approval of  the stockholders of the Company if such approval is necessary to comply with the performance-based compensation exception under

Section 162(m)  of  the  Code and applicable Treasury  Regulations.   No

amendment,  alteration  or  discontinuation  of  the  Plan  shall adversely  affect any Options granted prior to the time  of  such amendment, alteration or discontinuation.

     18.  Conditions Upon Issuance of Shares.  Shares must not be issued  with respect to any Option granted under the Plan  unless the  issuance and delivery of such Shares shall comply  with  all relevant  provisions of law, including, without  limitation,  the

Securities  Act  of 1933, as amended, the rules  and  regulations promulgated thereunder, any applicable state securities law,  and the  requirements of any stock exchange upon which the Shares may

then  be  listed.   Inability of the Company to obtain  from  any

regulatory  body or authority deemed by the Company's counsel  to be  necessary  to  the lawful issuance and  sale  of  any  Shares hereunder  shall relieve the Company of any liability in  respect of  the  non-issuance or sale of such Shares.  As a condition  to the  exercise  of an Option, the Company may require  the  person exercising  an Option to make such representations or  warranties as  may  be  necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     19.  Reservation of Shares.  The Company, during the term of this  Plan,  will reserve and keep available a number  of  Shares sufficient to satisfy the requirements of the Plan.